UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2009

World Energy Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136528	04-3474959
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

446 Main Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On April 27, 2009, the Company issued a press release announcing that it was accepted to trade its stock on the NASDAQ Capital Market.  A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.  The Company will trade under the ticker symbol XWES.  The Company will continue to be traded on the Toronto Stock Exchange as “XWE”.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: April 27, 2009	By:	/s/ James Parslow
James Parslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 27, 2009